UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2022 (April 11, 2022)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-34374	54-1873198
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6862 Elm Street, Suite 320

McLean, VA 22101

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AAIC	NYSE
7.00% Series B Cumulative Perpetual Redeemable Preferred Stock	AAIC PrB	NYSE
8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AAIC PrC	NYSE
6.000% Senior Notes due 2026	AAIN	NYSE
6.75% Senior Notes due 2025	AIC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 11, 2022, Arlington Asset Investment Corp. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to its Rights Agreement, dated June 5, 2009, with American Stock Transfer & Trust Company, LLC, as Rights Agent, as amended by that certain First Amendment to the Rights Agreement dated as of April 13, 2018 (the “Rights Agreement”). The Second Amendment extends the expiration date of the “Rights,” as specified in the Rights Agreement, until June 4, 2025. The Second Amendment also decreases the Purchase Price (as defined under the Rights Agreement) from $70.00 to $21.30.  No shareholder approval was required for adoption of the Second Amendment; however, the Company intends to submit the Second Amendment to its shareholders for approval at the 2022 annual meeting of shareholders.

The foregoing description of the Rights Agreement, the First Amendment and the Second Amendment are not complete and are subject to and qualified by reference to the full text of the Rights Agreement, the First Amendment and the Second Amendment filed as Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information included in Item 1.01 above and the documents filed as Exhibits 4.1, 4.2 and 4.3 hereto are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

4.1

Rights Agreement, dated as of June 5, 2009, between the Company and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on June 5, 2009).

4.2

First Amendment to Rights Agreement, dated as of April 13, 2018, between the Company and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on April 13, 2018).

4.3	Second Amendment to Rights Agreement, dated as of April 11, 2022, between the Company and American Stock Transfer & Trust Company, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: April 12, 2022
	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice President, Chief Financial Officer and Treasurer